SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 10, 2003
                       (Date of earliest event reported)




                               QCR Holdings, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


         0-22208                                        42-1397595
------------------------                 ---------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification Number)



             3551 Seventh Street, Suite 204, Moline, Illinois 61265
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             (Address of principal executive offices)    (Zip Code)



                                 (309) 736-3580
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              (Registrant's telephone number, including area code)

Item 5.  Other Information

     On February 10, 2003, QCR Holdings, Inc. issued a press release related to the Company's announced earnings results for the quarter ended December 31, 2002. The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.
                  ------------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  None.

         (c)      Exhibits.
                  --------

                  99.1     Press Release dated February 10, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         QUAD CITY HOLDINGS, INC.


Dated:  February 10, 2003                By:  /s/ Todd A. Gipple
                                              -------------------
                                              Todd A. Gipple
                                              Chief Financial Officer